Exhibit 99.3
Cowen Inc.
Part 1 Financial Information
Item 1. Unaudited Condensed Consolidated Financial Statements

Notes to Unaudited Condensed Consolidated Financial Statements

22. Segment Reporting

The Company conducts its operations through two segments: the Op Co segment which consists of Cowen Investment Management (“CIM”), Investment Banking, Markets and Research, and the Asset Co segment which consists of the Company’s private investments, private real estate business and other legacy multi-sector long/short equity strategies.
The performance measure for these segments is Economic Income (Loss), which management uses to evaluate the financial performance of and make operating decisions for the segments including determining appropriate compensation levels. Expenses not directly associated with specific segments are allocated based on the most relevant measures applicable, including headcount, square footage and other factors.
In general, Economic Income (Loss) is a pre-tax measure that (i) eliminates the impact of consolidation for Consolidated Funds and excludes (ii) goodwill and intangible impairment (iii) certain other transaction-related adjustments and/or reorganization expenses and (iv) certain costs associated with debt. Economic Operating Income (Loss) represents Economic Income (Loss) before depreciation and amortization expenses. In addition, Economic Income (Loss) revenues include investment income that represents the income the Company has earned in investing its own capital, including realized and unrealized gains and losses, interest and dividends, net of associated investment related expenses. For US GAAP purposes, these items are included in each of their respective line items. Economic Income (Loss) revenues also include management fees, incentive income and investment income earned through the Company's investment as a general partner in certain real estate entities and the Company's investment in the activist business and certain investment funds. For US GAAP purposes, all of these items, are recorded in other income (loss). Economic Income (Loss) recognizes (a) incentive fees during periods when the fees are not yet crystallized for US GAAP reporting and (b) retainer fees, relating to investment banking activities, earned during the period that would otherwise be deferred until closing for US GAAP reporting. In addition, Economic Income (Loss) expenses are reduced by reimbursement from affiliates, which for US GAAP purposes is presented gross as part of revenue.
As further stated below, one major difference between Economic Income (Loss) and US GAAP net income (loss) is that Economic Income (Loss) presents the segments' results of operations without the impact resulting from the full consolidation of any of the Consolidated Funds. The consolidation of these investment funds' results include the pro rata share of the income or loss attributable to other owners of such entities which is reflected in net income (loss) attributable to redeemable non-controlling interest in consolidated subsidiaries in the accompanying condensed consolidated statements of operations. This pro rata share has no effect on the overall financial performance for the segments, as ultimately, this income or loss is not income or loss for the segments themselves. Included in Economic Income (Loss) is the actual pro rata share of the income or loss attributable to the Company as an investor in such entities, which is relevant in management making operating decisions and evaluating financial performance. The Company does not disclose total asset information for its business segments as the information is not reviewed by the CODM.
The following tables set forth operating results for the Company's Op Co and Asset Co segments and related adjustments necessary to reconcile the Company's Economic Income (Loss) measure to arrive at the Company's consolidated US GAAP net income (loss):

Cowen Inc.
Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

	Three Months Ended September 30, 2018
				Adjustments
	Operating Company	Asset Company	Total Economic Income (Loss)	Funds Consolidation	Other Adjustments		US GAAP Net Income (Loss)
	(dollars in thousands)
Revenues
Investment banking	$77,510	$—	$77,510	$—	$4,413	(i)	$81,923
Brokerage	101,672	—	101,672	—	(9,637)	(h)	92,035
Management fees	10,840	1,546	12,386	(381)	(4,459)	(a)	7,546
Incentive income (loss)	1,859	5,051	6,910	(20)	(6,857)	(a)	33
Investment income (loss)	25,779	1,893	27,672	—	(27,672)	(c)(f)	—
Interest and dividends	—	—	—	—	26,448	(c)(h)	26,448
Reimbursement from affiliates	—	—	—	(65)	418	(e)	353
Aircraft lease revenue	—	—	—	—	375	(f)	375
Reinsurance premiums	—	—	—	—	8,378	(g)	8,378
Other revenue	4	79	83	—	1,551	(g)	1,634
Consolidated Funds revenues	—	—	—	2,303	—		2,303
Total revenues	217,664	8,569	226,233	1,837	(7,042)		221,028
Interest expense (Economic Income/(Loss)) / Interest and dividend expense (US GAAP)	4,878	1,541	6,419	—	19,581	(c)(h)	26,000
Total net revenues	212,786	7,028	219,814	1,837	(26,623)		195,028
Expenses
Non interest expense	188,587	6,421	195,008	—	14,454	(b)(d)(e)(i)	209,462
Consolidated Funds expenses	—	—	—	1,687	—		1,687
Total expenses	188,587	6,421	195,008	1,687	14,454		211,149
Total other income (loss)	—	—	—	2,654	39,328	(a)(c)(d)	41,982
Income taxes expense / (benefit)	—	—	—	—	5,083	(b)	5,083
Income (loss) attributable to redeemable non-controlling interests in consolidated subsidiaries and investment funds	1,827	295	2,122	2,804	364		5,290
Income (loss) attributable to Cowen Inc.	22,372	312	22,684	—	(7,196)		15,488
Less: Preferred stock dividends	1,290	408	1,698	—	—		1,698
Economic income (loss) / Income (loss) attributable to Cowen Inc. common stockholders	21,082	(96)	20,986	$—	$(7,196)		$13,790
Add back: Depreciation and amortization expense	2,865	43	2,908
Economic operating income (loss)	$23,947	$(53)	$23,894

Cowen Inc.
Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

	Nine Months Ended September 30, 2018
				Adjustments
	Operating Company	Asset Company	Total Economic Income (Loss)	Funds Consolidation	Other Adjustments		US GAAP Net Income (Loss)
	(dollars in thousands)
Revenues
Investment banking	$251,476	$—	$251,476	$—	$13,261	(i)	$264,737
Brokerage	328,929	—	328,929	—	(27,876)	(h)	301,053
Management fees	33,057	4,941	37,998	(2,197)	(13,465)	(a)	22,336
Incentive income (loss)	17,219	4,251	21,470	(37)	(21,336)	(a)	97
Investment income (loss)	62,488	(561)	61,927	—	(61,927)	(c)(f)	—
Interest and dividends	—	—	—	—	77,511	(c)(h)	77,511
Reimbursement from affiliates	—	—	—	(198)	1,264	(e)	1,066
Aircraft lease revenue	—	—	—	—	1,509	(f)	1,509
Reinsurance premiums	—	—	—	—	26,251	(g)	26,251
Other revenue	(143)	393	250	—	3,596	(g)	3,846
Consolidated Funds revenues	—	—	—	8,579	—		8,579
Total revenues	693,026	9,024	702,050	6,147	(1,212)		706,985
Interest expense (Economic Income/(Loss)) / Interest and dividend expense (US GAAP)	12,539	3,961	16,500	—	58,346	(c)(h)	74,846
Total net revenues	680,487	5,063	685,550	6,147	(59,558)		632,139
Expenses
Non interest expense	598,646	11,660	610,306	—	42,738	(b)(d)(e)(i)	653,044
Consolidated Funds expenses	—	—	—	7,267	—		7,267
Total expenses	598,646	11,660	610,306	7,267	42,738		660,311
Total other income (loss)	—	—	—	36,113	86,851	(a)(c)(d)(j)	122,964
Income taxes expense / (benefit)	—	—	—	—	15,999	(b)	15,999
Income (loss) attributable to redeemable non-controlling interests in consolidated subsidiaries and investment funds	5,639	1,121	6,760	34,993	(700)		41,053
Income (loss) attributable to Cowen Inc.	76,202	(7,718)	68,484	—	(30,744)		37,740
Less: Preferred stock dividends	3,871	1,223	5,094	—	—		5,094
Economic income (loss) / Income (loss) attributable to Cowen Inc. common stockholders	72,331	(8,941)	63,390	$—	$(30,744)		$32,646
Add back: Depreciation and amortization expense	8,707	146	8,853
Economic operating income (loss)	$81,038	$(8,795)	$72,243
The following is a summary of the adjustments made to US GAAP net income (loss) for the segment to arrive at
Economic Income (Loss):
Funds Consolidation: The impacts of consolidation and the related elimination entries of the Consolidated Funds are not included in Economic Income (Loss). Adjustments to reconcile to US GAAP net income (loss) included elimination of incentive income and management fees earned from the Consolidated Funds and addition of fund expenses excluding management fees paid, fund revenues and investment income (loss).
Other Adjustments:
(a) Economic Income (Loss) recognizes revenues (i) net of distribution fees paid to agents and (ii) our proportionate share of management and incentive fees of certain real estate operating entities, the healthcare royalty business and the activist business.

(b)	Economic Income (Loss) excludes income taxes and acquisition related adjustments as management does not consider these items when evaluating the performance of the segment.

(c)	Economic Income (Loss) recognizes Company income from proprietary trading (including interest and dividends).

Cowen Inc.
Notes to Unaudited Condensed Consolidated Financial Statements (Continued)

(d)
Economic Income (Loss) recognizes the Company's proportionate share of expenses, for certain real estate operating entities and the activist business, for which the investments are recorded under the equity method of accounting for investments.

(e)	Reimbursement from affiliates is shown as a reduction of Economic Income expenses, but is included as a part of revenues under US GAAP.

(f)	Aircraft lease revenue is shown net of expenses in investment income for Economic Income (Loss).

(g)	Economic Income (Loss) recognizes underwriting income from the Company's insurance related activities, net of expenses, within other revenue.

(h)	Economic Income (Loss) brokerage revenues included net securities borrowed and securities loaned activities which are shown gross in interest income and interest expense for US GAAP.

(i)	Economic Income (Loss) presents underwriting expenses net of investment banking revenues and records income from uncrystallized incentive fees.

(j)	Economic Income (Loss) excludes gain/(loss) on debt extinguishment.